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                                                                     Exhibit 1.1


                                                       S&C Draft of May 10, 1999




                          THE GOLDMAN SACHS GROUP, INC.

                           __% (EURO) NOTES DUE 2009

                               ------------------


                             UNDERWRITING AGREEMENT

                                                             May __, 1999

Goldman Sachs International,
[INSERT NAMES OF OTHER REPRESENTATIVES],
   As representatives of the several Underwriters named in Schedule I hereto,
  c/o Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB, England


Ladies and Gentlemen:

         The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of (euro)1,000,000,000 principal amount of the Notes specified above (the "Securities").

         The Company succeeded to the business of The Goldman Sachs Group, L.P., a Delaware limited partnership ("Group"), in a series of transactions described in the Prospectuses (as defined in Section 1(a) hereof) under the captions "Certain Relationships and Related Transactions--Incorporation and Related Transactions--Incorporation Transactions". Those transactions, which are hereinafter referred to as the "Incorporation Transactions", were consummated on May 7, 1999. For purposes of the representations and warranties set forth in
Section 1(d) and the conditions set forth in Section 8(g), references to the Company with respect to any time before the consummation of the Incorporation Transactions shall be deemed to be references to Group.

         The Registration Statement (as defined in Section 1) contains two forms of prospectus, one that relates to the initial distribution of the Securities by the Underwriters in an underwritten public offering and another that relates to offers and sales of Securities by Goldman Sachs International or any other affiliates of the Company in secondary transactions. The Underwriters acknowledge and agree that the Secondary Transactions Prospectus (as defined in Section 1) and any amendment or supplement thereto will not be used by any Underwriter except Goldman Sachs International, and Goldman Sachs International and such other affiliates acknowledge and agree that they will use the Initial Offering Prospectus (as defined in Section 1) and any amendment or supplement thereto only in connection with offers and sales of the kind contemplated therein to be made pursuant to such prospectus and will use the Secondary Transactions Prospectus and any amendment or supplement thereto only in connection with offers and sales of the kind contemplated therein to be made pursuant to such prospectus. The


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Company acknowledges and agrees that Goldman Sachs International are under no obligation to commence any offers or sales of the kind contemplated by the Secondary Transactions Prospectus or any amendment or supplement thereto and, if commenced, Goldman Sachs International may discontinue such offers and sales at any time without providing any notice to the Company. The term "Underwriter" includes Goldman Sachs International, whether acting in its capacity as an Underwriter or acting as contemplated by the Secondary Transactions Prospectus.


         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-77541) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including the information contained in the two forms of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Sections 5(a) and 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and the two forms of final prospectus relating to the initial distribution of the Securities by the Underwriters in an underwritten public offering and to offers and sales of Securities by Goldman Sachs International or any other affiliates of the Company in secondary transactions, each in the form first filed pursuant to Rule 424(b) under the Act, are hereinafter called the "Initial Offering Prospectus" and the "Secondary Transactions Prospectus", respectively, and each is also called, individually, a "Prospectus" and, collectively, the "Prospectuses");

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the U.S. Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon

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         and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs International expressly for use therein;

                  (c) The Registration Statement conforms, and each Prospectus and any further amendments or supplements to the Registration Statement or any Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to any Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs International expressly for use therein;

                  (d) Neither the Company nor any of its subsidiaries that are listed or that are required to be listed pursuant to the requirements of Form S-1 in Exhibit 21 to the Registration Statement (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has not been any change in the partners' capital or capital stock, as applicable, or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or partners' capital, as applicable, or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectuses;

                  (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each corporate subsidiary of the Company that is a Significant Subsidiary (a "Corporate Significant Subsidiary"), each partnership subsidiary of the Company in which the Company or one of its subsidiaries is a general partner and that is a Significant Subsidiary (a "Partnership Significant Subsidiary"), each

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         unlimited liability company subsidiary of the Company that is a
         Significant Subsidiary (a "ULLC Significant Subsidiary") and each limited liability company in which the Company or one of its subsidiaries is a managing member that is a Significant Subsidiary (an "LLC Significant Subsidiary") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, unlimited liability company or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power (corporate, partnership, unlimited liability company or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectuses; and the Incorporation Transactions have been consummated and the Company has succeeded to the business of Group as described in the Prospectuses;

                  (g) The Company has an authorized capitalization as set forth in the Prospectuses, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each Corporate Significant Subsidiary, all of the issued shares of each ULLC Significant Subsidiary and all of the membership interests in each LLC Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, in the case of any Corporate Significant Subsidiaries and LLC Significant Subsidiaries, are non-assessable and (except for (A) directors' qualifying shares and (B) interests in Goldman Sachs Holdings L.L.C.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests in each Partnership Significant Subsidiary have been duly and validly created and (except for interests in Goldman Sachs Mitsui Marine Derivative Products, L.P.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (h) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture, dated as of May _____, 1999 (the "Indenture") between the Company and The Bank of New York, as Trustee (including any successor trustee, the "Trustee"), under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectuses;

                  (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company or the organizational documents of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its

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         subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (j) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (k) The statements set forth in each Prospectus under the caption "Description of Notes We Are Offering", insofar as they purport to constitute a summary of the terms of the Securities, and the statements set forth in the Prospectuses under the caption "United States Taxation", and in the Initial Offering Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (l) Other than as set forth in each Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or partners' capital, as applicable, or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (m) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (n) The Company and its Significant Subsidiaries possess all concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each, an "Authorization") issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in each Prospectus;

                  (o) The statements set forth in the Prospectuses under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations--Risk Management--Operational and Year 2000 Risks--Year 2000 Readiness Disclosure" and "Risk Factors--Our Computer Systems and Those of Third Parties May Not Achieve Year 2000 Readiness--Year 2000 Readiness Disclosure" accurately and fairly set forth the current state of the Company's efforts to address the Year 2000 Problem and the risks and costs relating to the

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         Year 2000 Problem. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, transmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000; and

                  (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of Group and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of .....% of the principal amount thereof, plus accrued interest, if any, from May __, 1999 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Initial Offering Prospectus.

         4. (a) Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter at the office of Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England, against payment by such Underwriter or on its behalf of the purchase price therefor in euros in immediately available funds (to an account specified by the Company to Goldman Sachs International at least forty-eight hours in advance), at 2:00 p.m., London time (9:00 a.m., New York City time), on May__, 1999, or at such other time and date as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery". The Securities will be delivered by the Company to Goldman Sachs International in the form of one or more definitive global Securities in book-entry form, which will be deposited on behalf of the Underwriters with The Bank of New York Depository (Nominees) Limited, 3 Birchin Lane, London EC3 V9BY, England, as a common depositary selected by Goldman Sachs International for the benefit of Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear System ("Euroclear") or CEDEL S.A. ("CEDEL"), or both, for credit to the respective accounts of the Underwriters unless otherwise directed by Goldman Sachs International. The Company will cause the certificates representing the Securities to be made available to Goldman Sachs International for checking at least twenty-four hours prior to the Time of Delivery at the office of Sullivan & Cromwell, St. Olave's House, 9 Ironmonger Lane, London EC2V 8EY, England, or at the office of the common depositary specified above (the "Designated Office").

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which

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is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

                  (a) To prepare the Initial Offering Prospectus in a form approved by you and to file the Initial Offering Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Initial Offering Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Initial Offering Prospectus or any amended Initial Offering Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Initial Offering Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Initial Offering Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Initial Offering Prospectus in connection with the offering or sale of the Securities (other than any offering or sale by Goldman Sachs International of the kind contemplated in the Secondary Transactions Prospectus) and if at such time any event shall have occurred as a result of which the Initial Offering Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Initial Offering Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Initial Offering Prospectus in order to comply with the Act or the Trust Indenture Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Initial Offering Prospectus or a supplement to the Initial Offering Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine

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         months or more after the time of issue of the Initial Offering
         Prospectus (other than any sales by Goldman Sachs International of the kind contemplated in the Secondary Transactions Prospectus), upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Initial Offering Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

                  (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as you may notify the Company, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

                  (f) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Initial Offering Prospectus under the caption "Use of Proceeds";

                  (g) To use its best efforts to list, subject to notice of issuance, the Securities on the Luxembourg Stock Exchange; and

                  (h) If the Company elects to rely upon Rule 462(b) under the Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement and, at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Company agrees with Goldman Sachs International:

                    (a) (i) To prepare the Secondary Transactions Prospectus in a form approved by Goldman Sachs International and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act;

                           (ii) to make no further amendment or any supplement to the Registration Statement or the Secondary Transactions Prospectus during the Secondary Transactions Period (as defined in the last sentence of this Section 6(a)) which shall be disapproved by Goldman Sachs International promptly after reasonable notice thereof, it being understood that, when Form S-2 or S-3 under the Act is available to the Company, the Company may amend the Registration Statement so as to be on such form or may file a new registration statement on such form and have it declared effective by the Commission, and thereafter any information required to be included in the Registration Statement or the Secondary Transactions Prospectus may be incorporated therein by reference as permitted by such form, provided that:

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                                    (w) if a new registration statement is filed
                           and becomes effective, any reference herein to the Registration Statement or the Secondary Transactions Prospectus (including as one of the Prospectuses) shall thereafter include, respectively, such new registration statement and the prospectus contained therein in the form first filed pursuant to Rule 424(b) under the Act;

                                    (x) if a new registration statement is filed
                           and becomes effective, the Company shall be deemed to have made the representations and warranties in Sections 1(a) (excluding the last parenthetical clause thereof) and 1(c) to Goldman Sachs International with respect to such new registration statement, as of its effective date, and such prospectus contained therein in such form, as of its date;

                                    (y) if a new registration statement is filed
                           and becomes effective, any reference in this Agreement to any Preliminary Prospectus or the Secondary Transactions Prospectus (including as one of the Prospectuses) shall thereafter be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and

                                    (z) whether or not a new registration
                           statement is filed and becomes effective, any reference in this Agreement to any amendment to the Registration Statement shall thereafter be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

                           (iii) to advise Goldman Sachs International, promptly after the Company receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective during the Secondary Transactions Period, or any supplement to the Secondary Transactions Prospectus or any amended Secondary Transactions Prospectus has been filed during such period, and to furnish Goldman Sachs International with copies thereof;

                           (iv) to advise Goldman Sachs International, promptly after the Company receives notice thereof during the Secondary Transactions Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or any Prospectus or for additional information; and

                           (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification during the Secondary Transactions Period, to use promptly its reasonable efforts to obtain the withdrawal of such order.

         As used in this Agreement, the term "Secondary Transactions Period" means the period beginning on the date hereof and continuing for as long as may be required under applicable law, in the reasonable judgment of Goldman Sachs International after consultation with the Company, in order to offer and sell the Securities as contemplated by the Secondary Transactions Prospectus.

                  (b) Promptly from time to time to take such action as Goldman Sachs International may reasonably request to qualify the Securities for offering and sale during the Secondary Transactions Period under the securities laws of such jurisdictions as Goldman Sachs International may request and to comply with such laws so as to permit the continuance of sale and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to comply with all applicable securities and other laws, rules and regulations in each such jurisdiction;

                  (c) To furnish Goldman Sachs International with copies of the Secondary Transactions Prospectus in such quantities as Goldman Sachs International may from time to time reasonably request during the Secondary Transactions Period, and, if at any time during such period any event shall have occurred as a result of which the Secondary Transactions Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is to be delivered during such period, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Secondary Transactions Prospectus or to amend the Registration Statement in order to comply with the Act or to file under the Exchange Act any document incorporated by reference in such Prospectus in order to comply with the Act or the Exchange Act, to notify Goldman Sachs International and upon its request to file such document and to prepare and furnish without charge to Goldman Sachs International as many copies as it may from time to time during such period reasonably request of an amended Secondary Transactions Prospectus or a supplement to the Secondary Transactions Prospectus which will correct such statement or omission or effect such compliance;

                  (d) During the Secondary Transactions Period, to furnish to Goldman Sachs International copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to Goldman Sachs International (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as Goldman Sachs International may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

                  (e) Each time the Registration Statement or the Secondary Transactions Prospectus shall be amended or supplemented during the Secondary Transactions Period, to furnish or cause to be furnished to Goldman Sachs International, upon its request, written opinions of counsel for the Company, a letter from the independent accountants who have certified the financial statements included in the Registration Statement as then amended and certificates of officers of the Company, in each case in form and substance reasonably satisfactory to you, all to the effect specified in subsections (c), (d), (e), (f) and (k), respectively, of Section 8 hereof (as modified to relate to the Registration Statement and the Secondary Transactions Prospectus as then amended or supplemented).

         Notwithstanding the foregoing provisions, if at any time the Company determines that it is in possession of material, non-public information that it would not be required to disclose publicly in the absence of registration of the Securities under the Act, the Company may, upon notice to Goldman Sachs International, cease to comply with any of its obligations under this Section 6, but only for a period or periods that the Company reasonably determines are necessary in order to avoid such premature disclosure and in any event not to exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman Sachs International shall cease using the Secondary Transactions Prospectus or any amendment or supplement thereto until it receives notice from the Company that it may resume using such document.

         7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) and
Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities by the Underwriters pursuant to the Initial Offering Prospectus; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) all reasonable fees, disbursements and expenses incident to the performance of its obligations under Section 6(e); and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         8. The obligations of the several Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

                  (a) The Initial Offering Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to you such written opinion and letter (drafts of such opinion and letter are attached as Annex II(a) hereto), dated the Time of Delivery, to the effect that the matters set forth in the Prospectuses under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair and with respect to the matters covered in paragraphs (i), (ii), (vi), (vii), (viii), (xi) and
         (xii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Sullivan & Cromwell, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware;

                           (ii) All the shares of common stock of the Company
                  that were outstanding immediately after the closing of the Company's initial public offering of common stock on May 7, 1999 have been duly authorized and validly issued and are fully paid and non-assessable;

                           (iii) All regulatory consents, authorizations,
                  approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Securities by the Company to you have been obtained or made;

                           (iv) The issuance of the Securities in accordance
                  with the Indenture and the sale of the Securities by the Company to the Underwriters pursuant to this Agreement do not, and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement will not, (a) violate the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company, (b) result in a default under or breach of the agreements listed in Part II,
                  Item 16(a), as Exhibits 2.1 and 10.1 through 10.34 of the Registration Statement, (c) violate any court orders listed in the certificate of Robert J. Katz, a General Counsel of the Company, dated the Time of Delivery and delivered to you in connection with the offering of the Securities or (d) violate any Federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for the purposes of this paragraph (iv), such counsel may state that they express no opinion with respect to Federal or state securities laws, fraudulent transfer laws, other antifraud laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and related laws; and provided, further, that such counsel may also state that insofar as performance by the Company of its obligations under this Agreement, the Indenture and the Securities is concerned, they are expressing no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

                           (v) This Agreement has been duly authorized, executed
                  and delivered by the Company;

                           (vi) The Indenture has been duly authorized, executed
                  and delivered by the Company and duly qualified under the Trust Indenture Act; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (vii) The Company is not, and after giving effect to
                  the offering and sale of the Securities will not be, an "investment company" as such term is defined in the Investment Company Act.

                  Such counsel shall also furnish you with a letter to the effect that, as counsel to the Company, they reviewed the Registration Statement and the Prospectuses, participated in discussions with your representatives and those of the Company and its accountants and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; between the date of the Prospectuses and the Time of Delivery, such counsel participated in further discussions with your representatives and those of the Company and its accountants in which the contents of certain portions of the Prospectuses and related matters were discussed and reviewed certain certificates of certain officers of the Company, an opinion of a General Counsel of the Company and letters from the Company's independent accountants delivered to you in connection with the initial offering of the Securities; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law and the experience such counsel have gained through their practice under the Act, they will confirm to you that, in such counsel's opinion, the Registration Statement and the Prospectuses, as of the effective date of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Prospectuses, as of their date or as of the Time of Delivery, contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses except for those made under the captions "Description of Notes We Are Offering" in the Prospectuses and "Underwriting" in the Initial Offering Prospectus, in each case, insofar as they relate to provisions of documents therein described, and except for those made under the caption "United States Taxation" in the Prospectuses, insofar as they relate to provisions of U.S. Federal income tax law therein described; such counsel need express no opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectuses, or as to the statement of the eligibility and qualification of the Trustee under the Indenture; and such counsel may assume that any Rule 462(b) Registration Statement was filed with the Commission prior to the time that any confirmations of the sale of any of the Securities were sent or given to investors. In addition, such counsel shall state that they do not know of any litigation instituted or threatened against the Company that would be required to be disclosed in the Prospectuses that is not so disclosed, provided that such counsel may also state that they call to your attention that the Company has an internal legal department and that, while such counsel represents the Company and its affiliates on a regular basis, such counsel's engagement has been limited to specific matters as to which it was consulted and, accordingly, such counsel's knowledge with respect to litigation instituted or threatened against the Company is limited; and that they do not know of any documents that are required to be filed as exhibits to the Registration Statement that are not so filed.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware; that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; that such counsel have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the form thereof examined by them, that the Trustee's certificates of authentication of the Securities have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by them are genuine (assumptions that they have not independently verified); and that a judgment for money in an action based on any Security denominated in a foreign currency may not be enforced in such currency.

                  (d) Gregory K. Palm, Esq., a General Counsel for the Company, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectuses, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) The Company has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; provided, however, that for the purposes of this paragraph (iii), such counsel may state that he expresses no opinion as to the qualification of the Company as a foreign corporation under the laws of the States of Texas or Illinois (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                           (iv) Each of Goldman, Sachs & Co. and J. Aron &
                  Company has been duly organized and is validly existing as a limited partnership and general partnership, respectively, in good standing under the laws of its jurisdiction of formation; and the general and limited partnership interests in Goldman, Sachs & Co., and the general partnership interests in J. Aron & Company, have been duly and validly created and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities and claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                           (v) To the best of such counsel's knowledge and other
                  than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that is reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) The Securities have been duly authorized,
                  executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform to the descriptions thereof in the Prospectuses;

                           (viii) The Indenture has been duly authorized,
                  executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

                           (ix) The issue and sale of the Securities by the
                  Company, the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; provided, however, that, for the purposes of this paragraph (ix), such counsel need not express any opinion with respect to Federal or state securities laws, fraudulent transfer laws, other antifraud laws and ERISA and related laws; and provided, further, that insofar as the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated are concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                           (x) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body of the United States of America or the State of New York is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Securities or the Indenture, except the registration of the Securities under the Act and the qualification of the Indenture under the Trust Indenture Act, each of which has been obtained or made, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xi) The statements set forth in the Prospectuses
                  under the caption "Description of Notes We Are Offering", insofar as they purport to constitute a summary of the terms of the Securities described therein, and in the Initial Offering Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair; and

                           (xii) The Registration Statement and the Prospectuses
                  and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, other financial data therein derived from the Company's accounting records and the statement of the eligibility and qualification of the Trustee under the Indenture, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses, except for those referred to in the opinion in paragraphs (ii) and (xi) of this Section 8(d), he has no reason to believe (i) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, other financial data therein derived from the Company's accounting records and the statement of the eligibility and qualification of the Trustee under the Indenture, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that, as of their date, the Prospectuses or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, other financial data therein derived from the Company's accounting records and the statement of the eligibility and qualification of the Trustee under the Indenture, as to which such counsel need not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that, as of the Time of Delivery, either the Registration Statement or the Prospectuses or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, other financial data therein derived from the Company's accounting records and the statement of the eligibility and qualification of the Trustee under the Indenture, as to which such counsel need not express any opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectuses which are not filed or described as required. Such counsel may state that he assumes that any Rule 462(b) Registration Statement was filed with the Commission prior to the time that any confirmations of the sale of any of the Securities were sent or given to investors.

                  In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware; that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; that he has assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the form thereof examined by him (or members of the Company's legal department acting under his supervision), that the Trustee's certificates of authentication of the Securities have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by him (or members of the Company's legal department acting under his supervision) are genuine (assumptions that he has not independently verified); and that a judgment for money in an action based on any Security denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that he has examined, or has caused members of the Company's legal department to examine, such corporate and partnership records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion;

                  (e) Linklaters & Paines, United Kingdom counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Goldman Sachs International has been duly
                  incorporated and is validly existing as a private unlimited company, in good standing under the laws of England; and

                           (ii) All of the issued shares of Goldman Sachs
                  International have been duly and validly authorized and issued, are fully paid and are owned by Goldman Sachs Holdings (U.K.), Goldman Sachs Investments Europe and Goldman Sachs (U.K.) L.L.C.,
                  which are themselves indirectly owned by the Company, free and clear from all liens, encumbrances, equities or claims.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Companies Act of England. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and certificates of public officials and other sources believed by such counsel to be responsible;

                  (f) On the date of the Initial Offering Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (g) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Initial Offering Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Initial Offering Prospectus, and (ii) since the respective dates as of which information is given in the Initial Offering Prospectus there shall not have been any change in the capital stock or partners' capital, as applicable, or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Initial Offering Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman Sachs International so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Initial Offering Prospectus;

                  (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of Goldman Sachs International makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Initial Offering Prospectus; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of Goldman Sachs International, would materially and adversely affect the financial markets or the market for the Securities and other debt securities;

                  (j) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery, certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

         9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or any Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman Sachs International expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or any Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman Sachs International expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 9 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities contemplated by the Initial Offering Prospectus. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Initial Offering Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection

(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         10. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreement in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 9 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or any Prospectus contained in any certificate furnished by the Company pursuant to Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director or officer of the Company who signed the Registration Statement or a controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman Sachs International on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England,
Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars, as soon as is practicable after the date of such judgment, with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us_____ counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     The Goldman Sachs Group, Inc.


                                     By:
                                        --------------------------------------
                                      Name:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------


Accepted as of the date hereof at            ,
                                 ------------

Goldman Sachs International
[INSERT NAMES OF OTHER REPRESENTATIVES]

By:
    ----------------------------------------------------
                 (Goldman Sachs International)
         On behalf of each of the Underwriters

                                   SCHEDULE I

                                                           PRINCIPAL
                                                           AMOUNT OF
                                                           SECURITIES
                                                             TO BE
                    UNDERWRITER                            PURCHASED
                    -----------                         ------------
Goldman Sachs International                              (euro)

[INSERT NAMES OF OTHER REPRESENTATIVES]


[NAMES OF OTHER UNDERWRITERS]


                                                          --------------------
Total                                                     (euro) 1,000,000,000
                                                          ====================

                                                                         ANNEX I


         Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to Group and its subsidiaries and the Company within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements, the Selected Consolidated Financial Data with respect to the consolidated results of operations and financial position of Group for the five most recent fiscal years, management's discussion and analysis of financial condition and results of operations and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, Item 301 of Regulation S-K under the Act, Item 303 of Regulation S-K under the Act and the related rules and regulations adopted by the Commission; and, if applicable, they have made an examination or a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts, management's discussion and analysis of financial condition and results of operations and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of earnings, consolidated statements of financial condition, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of Group who had responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Group for any interim period included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the unaudited consolidated financial statements for such interim period(s);

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Group and its subsidiaries, inspection of the minute books of the Management Committee of Group and of the Board of Directors of the Company and of the general partner, of Goldman, Sachs & Co. since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Group and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  earnings, consolidated statements of financial position, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, or
                  (ii) any material modifications should be made to the unaudited condensed consolidated statements of earnings, consolidated statements of financial position, consolidated statements of changes in partners' capital and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited statement of earnings data
                  and statement of financial position items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
                  (A) and any unaudited statement of earnings data and statement of financial position items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the partners' capital or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, or pre-tax earnings or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of Group and its subsidiaries, which appear in the Prospectus, or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Group and its subsidiaries and have found them to be in agreement.


                                        3